UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2006

HYDRON TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

New York	0-6333	13-1574215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 34th Street North

Suite F

St. Petersburg, FL 33714

(Address of principal executive offices)

(727) 342-5050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 12, 2006 the Company engaged Sherb & Co., LLP. (“Sherb”), of Boca Raton, Florida as its independent registered public accounting firm. The decision to change accountants was approved by the Board of Directors of the Company.

The Company had not consulted with Sherb during the two fiscal years ended December 31, 2005, and through December 12, 2006, regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydron Technologies, Inc.

December 13, 2006	By:	/s/ David Pollock
David Pollock Chief Executive Officer